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                                                                   EXHIBIT 10.20

                           INTERACTIVE NETWORK, INC.
                         COMMON STOCK PURCHASE WARRANT
                  To Purchase Fifteen Thousand (15,000) Shares
                               Warrant No. 1995-1


          FOR CONSIDERATION, the sufficiency and receipt of which is hereby acknowledged by INTERACTIVE NETWORK, INC., a California corporation (the "Company"), GEORGE RANEY (the "Holder"), is hereby granted a warrant (the "Warrant") to purchase, at any time from the date hereof until 5:00 p.m., San Francisco time, on March 30, 2000 (the "Expiration Date"), the number of shares of fully paid and non-assessable shares (the "Shares") of Common Stock of the Company set forth above.

          The Shares shall be available for purchase at a price per Share of $2.858 (the "Purchase Price"), subject to adjustment as provided for herein. The Purchase Price shall be payable in cash, by certified or official bank check or postal or express money order, in U.S. Dollars. Upon surrender of this Warrant with the Subscription Form attached to this Warrant duly executed, together with payment of the Purchase Price times the number of Shares purchased, to the Company at its address set forth below, the Holder shall be entitled to receive certificates for the number of the Shares purchased.

          The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole at any time, or in part from time to time (but not as to a fractional Share), from the date hereof but not later than 5:00 p.m., San Francisco time on the Expiration Date. This Warrant shall automatically terminate, without any further action by the Company, after such time on the Expiration Date. In the case of the purchase of less than all of the Shares purchasable hereunder, upon surrender of this Warrant for cancellation, together with the duly executed subscription form and funds sufficient to pay any transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Warrant has not been exercised. The issuance of certificates for the Shares upon the exercise of this Warrant shall be made without charge to the Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall (subject to the provisions of the following paragraph of this Warrant) be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any such certificate in a name other than that of the registered Holder, and the Company shall not be required to issue or deliver such certificates unless or until
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the person or persons requesting the issuance thereof shall have paid to the
Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          The Holder, by acceptance hereof, represents, warrants, covenants and agrees that: (i) the Holder has knowledge of the business and affairs of the Company; (ii) the Holder has received information regarding the Company that he or she considers necessary or appropriate for his or her investment decision; and (iii) this Warrant and the Shares issuable upon the exercise of this Warrant are being acquired pursuant to an exemption from registration provided by Regulation S promulgated under the Securities Act of 1933. THIS WARRANT AND THE SHARES RECEIVABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND THIS WARRANT CANNOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS THE SHARES HAVE BEEN REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. ANY PERSON EXERCISING THIS WARRANT IS REQUIRED TO GIVE A WRITTEN CERTIFICATION, AS SET FORTH ON THE SUBSCRIPTION FORM, THAT HE OR SHE IS NOT A U.S. PERSON AND THAT THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON. Subject to the terms hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to below by the Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to the Holder a new warrant or warrants of like tenor with respect to the Shares not so transferred. Each Holder, by taking or holding this Warrant, consents and agrees that the Holder may be treated by the Company and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the Holder as the owner for all purposes.

          In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Purchase Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Upon each adjustment of the Purchase Price pursuant to the provisions of this paragraph, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price. In case of any reclassification of Common Stock (other than a change in par

                                       2.
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value or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination or such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder of this Warrant shall thereafter have the right to purchase the kind and number of Shares and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a Holder of the number of Shares which the Holder of such Warrant would have had the right to purchase immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance, at a price equal to the product of
(Y) the number of Shares issuable upon exercise of this Warrant, and (Z) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance. No adjustment of the Purchase Price or number of Shares shall be made upon the issuance or sale of shares of Common Stock, options, rights or warrants, conversion or exchange of convertible or exchangeable securities or the occurrence of any event other than as set forth in this paragraph.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of such loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor, in lieu of this Warrant. The Company shall not be required to issue certificates representing fractions of Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated. The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

          Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or consent to or receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the

                                       3.
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Company. If, however, at any time prior to the expiration of the Warrant or its exercise, any of the following events shall occur: (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling the Holders to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or (b) the Company shall offer to all the holders of its common stock any additional shares of stock of the Company or securities convertible into or exchangeable for shares of common stock of the Company, or any option, right or warrant to subscribe therefore; or (c) a dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such events at least ten (10) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding-up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration of payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding-up or sale.

          All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or three (3) days after posting if mailed by registered or certified mail, return receipt requested it to the registered Holder, to the address of such Holder as shown on the books of the Company; or if to the Company, to 2840 Junction Avenue, San Jose, California 95134, or to such other address as may be specified by the Holder or the Company in accordance with the foregoing provisions. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns. This Warrant is delivered in the State of California and shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

                              INTERACTIVE NETWORK, INC.


Dated: March 30, 1995         By:
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                                       4.
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                           --------------------------

                                ASSIGNMENT FORM

                           --------------------------


          FOR VALUE RECEIVED,                                , hereby
                              -------------------------------
sells, assigns, and transfers unto:


          Name:
                   --------------------------------------
                   (Please type or print in block letters)


          Address:
                   --------------------------------------

                   --------------------------------------

the right to purchase the Shares represented by this Warrant to the extent of
        Shares as to which such right is exercisable and does hereby irrevocably
-------
constitute and appoint
                       ---------------------------------------------------------
attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Dated:
       ----------------                  -----------------------------------
                                         Signature
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                          ----------------------------

                               SUBSCRIPTION FORM

                          ----------------------------


                    (To be Executed by the Registered Holder
                       in order to Exercise the Warrant)


          The undersigned hereby irrevocably elects to exercise the right to
purchase           Shares covered by this Warrant No.        according to the
         ---------                                   -------
conditions hereof and herewith makes payment of the Purchase Price of such Shares in full. The undersigned represents that he is not a U.S. Person as defined below and is not exercising this Warrant on behalf of any U.S. Person.


Date:
      -----------                         ------------------------------------
                                          Signature


                                          ------------------------------------
                                          Name


                                          Address:

                                          ------------------------------------

                                          ------------------------------------



                     A U.S. Person is any of the following:

(a)  Any natural person resident in the United States;
(b) Any partnership or corporation organized or incorporated under the laws of the United States;
(c)  Any estate of which any executor or administrator is a U.S. person;
(d)  Any trust of which any trustee is a U.S. person;
(e)  Any agency or branch of a foreign entity located in the United States;
(f) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(g) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
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(h)  Any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D) who are not natural persons, estates or trusts.

Notwithstanding the above, the following are not "U.S. Persons":
                                             ---

(i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;
(j) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate, and the estate is governed by foreign law;
(k) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if another of the trustees is a non-U.S, person with sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;
(l) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;
(m) Any agency or branch of a U.S. person located outside the United States if the agency or branch operates for valid business reasons; and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
(n) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                                      2.